Exhibit 10.2

AMENDMENT #12 TO RECEIVABLES SALE AGREEMENT

THIS AMENDMENT #12 (this “Amendment”), is dated as of March 10, 2009, is by and among Actuant Corporation, a Wisconsin corporation (“Parent”), GB Tools and Supplies, Inc., a Wisconsin corporation, Versa Technologies, Inc., a Delaware corporation, Kwikee Products Company, LLC, a Delaware limited liability company, Nielsen Hardware Corp., a Connecticut corporation, B.W. Elliott Manufacturing Co., LLC, a New York limited liability company, ACME Electric Corporation, a New York corporation, Atlantic Guest, Inc., a Delaware corporation, Hydratight Operations, Inc. (formerly Hydratight Sweeney, Inc. ), a Delaware corporation, Hydratight, Inc. (formerly Hydratight Sweeney Products Corporation), a Delaware corporation, D.L. Ricci Corp., a Minnesota corporation, Precision Sure-Lock, Inc., a Delaware corporation, Key Components, Inc. (successor by merger to Key Components, LLC), a New York corporation, Maxima Technologies & Systems, LLC, a Delaware limited liability company, ACME Electric Inc. (successor by merger to Actown Electrocoil, Inc.), a Delaware corporation, BH Electronics, Inc., a Tennessee corporation, Templeton, Kenly & Co., Inc., an Illinois corporation (each of the foregoing, an “Originator” and collectively, the “Originators”), Actuant Receivables Corporation, a Nevada corporation (“Buyer”), and Wachovia Bank, National Association, as Agent (the “Agent”), and pertains to the Receivables Sale Agreement dated as of May 30, 2001 by and among Parent, the Originators and Buyer (as amended, the “Existing Agreement”). Unless defined elsewhere herein, capitalized terms used in this Amendment shall have the meanings assigned to such terms in the Existing Agreement.

PRELIMINARY STATEMENT

The parties wish to amend certain terms of the Existing Agreement on the terms and subject to the conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Amendments.

(a) The definition of “Settlement Date” contained in Exhibit I to the Existing Agreement is hereby amended and restated in its entirety to read as follows:

““Settlement Date” means (A) the 2nd Business Day after each Monthly Reporting Date, and (B) the last day of the relevant Interest Period in respect of each Receivable Interest.”

(b) The third preliminary statement to the Existing Agreement is hereby amended and restated in its entirety to read as follows:

“Following the purchase of Receivables from each Originator, Buyer will sell undivided interests therein and in the associated Related Security and Collections pursuant to that certain Receivables Purchase Agreement

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dated as of May 30, 2001 (as the same may from time to time hereafter be amended, supplemented, restated or otherwise modified, including by that certain Amended and Restated Receivables Purchase Agreement dated as of September 10, 2008, the “Purchase Agreement”) among Buyer, Parent, as initial Servicer, and Wachovia Bank, National Association, individually (“Wachovia”) and as agent (together with its successors and assigns in such capacity, the “Agent”).”

(c) Section 4.1(a)(vi) of the Existing Agreement is hereby amended and restated in its entirety to read as follows:

“(vi) Copies of Notices. Promptly upon its receipt of any notice, request for consent, financial statements, certification, report or other communication under or in connection with any Transaction Document from any Person other than Buyer, the Agent or Wachovia, copies of the same.”

(d) Section 7.1(b) of the Existing Agreement is hereby amended and restated in its entirety to read as follows:

“(b) No provision of this Agreement may be amended, supplemented, modified or waived except in writing signed by each Originator and Buyer and, to the extent required under the Purchase Agreement, the Agent and Purchaser.”

(e) Section 7.4 of the Existing Agreement is hereby amended and restated in its entirety to read as follows:

“Section 7.4 Confidentiality.

(a) Each Originator and Buyer shall maintain and shall cause each of its employees and officers to maintain the confidentiality of the Fee Letter and the other confidential or proprietary information with respect to the Agent and Wachovia and their respective businesses obtained by it or them in connection with the structuring, negotiating and execution of the transactions contemplated herein, except that such Originator and its officers and employees may disclose such information to such Originator’s external accountants, attorneys and other advisors and as required by any applicable law or order of any judicial or administrative proceeding.

(b) Each Originator hereby consents to the disclosure of any nonpublic information with respect to it (i) to Buyer, the Agent, the Purchaser or Wachovia by each other, (ii) to any prospective or actual assignee or participant of any of the Persons described in clause (i), and (iii) to any

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rating agency, Commercial Paper dealer or provider of a surety, guaranty or credit or liquidity enhancement to Wachovia or any entity organized for the purpose of purchasing, or making loans secured by, financial assets for which Wachovia Bank, N.A. (or its successor) acts as the administrative agent and to any officers, directors, employees, outside accountants and attorneys of any of the foregoing, provided each such Person described in the foregoing clauses (ii) and (iii) is informed of the confidential nature of such information. In addition, the Purchasers and the Agent may disclose any such nonpublic information pursuant to any law, rule, regulation, direction, request or order of any judicial, administrative or regulatory authority or proceedings (whether or not having the force or effect of law).”

(f) Section 7.5(a) of the Existing Agreement is hereby amended and restated in its entirety to read as follows:

“(a) Each Originator and Buyer each hereby covenants and agrees that, prior to the date that is one year and one day after the payment in full of all outstanding senior indebtedness of Wachovia, it will not institute against, or join any other Person in instituting against, Wachovia any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.”

(g) Section 7.6 of the Existing Agreement is hereby amended and restated in its entirety to read as follows:

“Section 7.6 Limitation of Liability. Except with respect to any claim arising out of the willful misconduct or gross negligence of any Originator, Buyer, Wachovia, the Agent or Purchaser, no claim may be made by any such Person (or its Affiliates, directors, officers, employees, attorneys or agents) against any such other Person (or its Affiliates, directors, officers, employees, attorneys or agents) for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement, or any act, omission or event occurring in connection therewith; and each of the parties hereto, on behalf of itself and its Affiliates, directors, officers, employees, attorneys, agents, successors and assigns, hereby waives, releases, and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.”

Section 2. Representations. Each of the Originators hereby confirms that, as of the date of this Amendment, no event has occurred and is continuing that will constitute a Termination Event or an Unmatured Termination Event.

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Section 3. Conditions Precedent. This Amendment shall become effective as of the date first above written upon receipt by the Agent of counterparts of this Amendment duly executed by each of the parties.

Section 4. Miscellaneous.

4.1. CHOICE OF LAW. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.

4.2. CONSENT TO JURISDICTION. EACH ORIGINATOR AND BUYER HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR ILLINOIS STATE COURT SITTING IN CHICAGO, ILLINOIS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE EXISTING AGREEMENT AS AMENDED HEREBY OR ANY DOCUMENT EXECUTED BY SUCH ORIGINATOR PURSUANT TO THIS AMENDMENT OR THE EXISTING AGREEMENT AS AMENDED HEREBY AND EACH ORIGINATOR AND BUYER HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF BUYER (OR ITS ASSIGNS) TO BRING PROCEEDINGS AGAINST ANY ORIGINATOR IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ANY ORIGINATOR AGAINST BUYER (OR ITS ASSIGNS) OR ANY AFFILIATE THEREOF INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT OR THE EXISTING AGREEMENT AS AMENDED HEREBY OR ANY DOCUMENT EXECUTED BY ANY ORIGINATOR PURSUANT TO THIS AMENDMENT OR THE EXISTING AGREEMENT AS AMENDED HEREBY SHALL BE BROUGHT ONLY IN A COURT IN CHICAGO, ILLINOIS.

4.3. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT OR THE EXISTING AGREEMENT AS AMENDED HEREBY, ANY DOCUMENT EXECUTED BY ANY ORIGINATOR PURSUANT TO THIS AMENDMENT OR THE EXISTING AGREEMENT AS AMENDED HEREBY OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

4.4. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement.

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4.5. Reference To And Effect on Existing Agreement. Except as specifically modified above, the Existing Agreement and the other Transaction Documents shall remain in full force and effect and are herby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent under the Existing Agreement or any other Transaction Documents, nor constitute a waiver of any provision of the Existing Agreement or any other Transaction Documents, except as specifically set forth herein.

<signature pages follow>

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

ACTUANT CORPORATION

By:	/s/ Terry M. Braatz

Name:	Terry M. Braatz
Title:	Treasurer

	Address:	13000 W Silver Spring Road Milwaukee, WI 53007
		Attn:	Terry M. Braatz
		Phone:	262-373-7437
		Fax:	262-790-6820

GB TOOLS AND SUPPLIES, INC.

By:	/s/ Terry M. Braatz

Name:	Terry M. Braatz
Title:	Treasurer

	Address:	13000 W Silver Spring
Road Milwaukee, WI 53007
		Attn:	Terry M. Braatz
		Phone:	262-373-7437
		Fax:	262-790-6820

VERSA TECHNOLOGIES, INC.

By:	/s/ Terry M. Braatz

Name:	Terry M. Braatz
Title:	Treasurer

	Address:	13000 W Silver Spring Road Milwaukee, WI 53007
		Attn:	Terry M. Braatz
		Phone:	262-373-7437
		Fax:	262-790-6820

[Signature Page to Amendment No. 12 to Receivables Sale Agreement]

NIELSEN HARDWARE CORP.

By:	/s/ Terry M. Braatz

Name:	Terry M. Braatz
Title:	Treasurer

	Address:	13000 W Silver Spring Road Milwaukee, WI 53007
		Attn:	Terry M. Braatz
		Phone:	262-373-7437
		Fax:	262-790-6820

KWIKEE PRODUCTS COMPANY, LLC

By:	/s/ Terry M. Braatz

Name:	Terry M. Braatz
Title:	Treasurer

	Address:	13000 W Silver Spring Road Milwaukee, WI 53007
		Attn:	Terry M. Braatz
		Phone:	262-373-7437
		Fax:	262-790-6820

B.W. ELLIOTT MANUFACTURING CO., LLC

By:	/s/ Terry M. Braatz

Name:	Terry M. Braatz
Title:	Treasurer

	Address:	13000 W Silver Spring Road Milwaukee, WI 53007
		Attn:	Terry M. Braatz
		Phone:	262-373-7437
		Fax:	262-790-6820

[Signature Page to Amendment No. 12 to Receivables Sale Agreement]

ACME ELECTRIC CORPORATION

By:	/s/ Terry M. Braatz

Name:	Terry M. Braatz
Title:	Treasurer

	Address:	13000 W Silver Spring Road Milwaukee, WI 53007
		Attn:	Terry M. Braatz
		Phone:	262-373-7437
		Fax:	262-790-6820

ATLANTIC GUEST, INC.

By:	/s/ Terry M. Braatz

Name:	Terry M. Braatz
Title:	Treasurer

	Address:	13000 W Silver Spring Road Milwaukee, WI 53007
		Attn:	Terry M. Braatz
		Phone:	262-373-7437
		Fax:	262-790-6820

HYDRATIGHT OPERATIONS, INC.

By:	/s/ Terry M. Braatz

Name:	Terry M. Braatz
Title:	Treasurer

	Address:	13000 W Silver Spring Road Milwaukee, WI 53007
		Attn:	Terry M. Braatz
		Phone:	262-373-7437
		Fax:	262-790-6820

[Signature Page to Amendment No. 12 to Receivables Sale Agreement]

HYDRATIGHT, INC.

By:	/s/ Terry M. Braatz

Name:	Terry M. Braatz
Title:	Treasurer

	Address:	13000 W Silver Spring Road
Milwaukee, WI 53007
		Attn:	Terry M. Braatz
		Phone:	262-373-7437
		Fax:	262-790-6820

D.L. RICCI CORP.

By:	/s/ Terry M. Braatz

Name:	Terry M. Braatz
Title:	Treasurer

	Address:	13000 W Silver Spring Road Milwaukee, WI 53007
		Attn:	Terry M. Braatz
		Phone:	262-373-7437
		Fax:	262-790-6820

PRECISION SURE-LOCK, INC.

By:	/s/ Terry M. Braatz

Name:	Terry M. Braatz
Title:	Treasurer

	Address:	13000 W Silver Spring Road
Milwaukee, WI 53007
		Attn:	Terry Braatz
		Phone:	262-373-7437
		Fax:	262-790-6820

[Signature Page to Amendment No. 12 to Receivables Sale Agreement]

KEY COMPONENTS, INC.

By:	/s/ Terry M. Braatz

Name:	Terry M. Braatz
Title:	Treasurer

	Address:	13000 W Silver Spring Road
Milwaukee, WI 53007
		Attn:	Terry Braatz
		Phone:	262-373-7437
		Fax:	262-790-6820

MAXIMA TECHNOLOGIES & SYSTEMS, LLC

By:	/s/ Terry M. Braatz

Name:	Terry M. Braatz
Title:	Treasurer

	Address:	13000 W Silver Spring Road
Milwaukee, WI 53007
		Attn:	Terry Braatz
		Phone:	262-373-7437
		Fax:	262-790-6820

ACME ELECTRIC INC.

By:	/s/ Terry M. Braatz

Name:	Terry M. Braatz
Title:	Treasurer

	Address:	13000 W Silver Spring Road
Milwaukee, WI 53007
		Attn:	Terry Braatz
		Phone:	262-373-7437
		Fax:	262-790-6820

[Signature Page to Amendment No. 12 to Receivables Sale Agreement]

BH ELECTRONICS, INC.

By:	/s/ Terry M. Braatz

Name:	Terry M. Braatz
Title:	Treasurer

	Address:	13000 W Silver Spring Road
Milwaukee, WI 53007
		Attn:	Terry Braatz
		Phone:	262-373-7437
		Fax:	262-790-6820

TEMPLETON, KENLY & CO., INC.

By:	/s/ Terry M. Braatz

Name:	Terry M. Braatz
Title:	Treasurer

	Address:	13000 W Silver Spring Road
Milwaukee, WI 53007
		Attn:	Terry Braatz
		Phone:	262-373-7437
		Fax:	262-790-6820

[Signature Page to Amendment No. 12 to Receivables Sale Agreement]

ACTUANT RECEIVABLES CORPORATION

By:	/s/ Patrick C. Corn

Name:	Patrick C. Dorn
Title:	President

	Address:	3993 Howard Hughes Pkwy.
Suite 100
Las Vegas, Nevada 89109
		Attn:	Pat Dorn
		Phone:	(702) 691-2210
		Fax:	(702) 691-2236

WACHOVIA BANK, NATIONAL ASSOCIATION, AS AGENT

By:	/s/ Michael J. Landry

Name:	Michael J. Landry
Title:	Vice President

[Signature Page to Amendment No. 12 to Receivables Sale Agreement]